UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 13, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------




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Item 5.  Other Events.

     On February 13, 2003, Transaction Systems Architects, Inc. issued a press release announcing its fiscal 2003 first quarter results.


Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

    99.1   Press Release dated February 13, 2003.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


Date: February 13, 2003                  By:       /s/ Dwight G. Hanson
                                            ------------------------------------
                                                     Dwight G. Hanson
                                             Chief Financial Officer, Treasurer
                                                 and Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release dated February 13, 2003